UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 21, 2009

EClips Energy Technologies, Inc.

(Exact name of Small Business Issuer in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-25097

(Commission File Number)

65-0783722

(IRS Employer Identification No.)

3900A 31st Street N., St. Petersburg, Florida   33714

(Address of Principal Executive Offices and Zip Code)

(727) 525-5552

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

EClips Energy Technologies, Inc. (the “Company”) (OTCBB: EEGT.OB), a Florida corporation focused on energy conservation technologies and environmental sustainability, announced today that it sold fifty million (50,000,000) shares of its common stock (the “Shares”) on September15, 2009.  The Company sold the Shares in exchange for forgiveness of accrued salary in the amount of fifty thousand dollars ($50,000) due to a Company employee. The Shares were sold pursuant to the transaction exemption from registration in Section 4(2) of the Securities Act of 1933.  The Shares were sold to an affiliated person who is a sophisticated investor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPS ENERGY TECHNOLOGIES, INC.

By:

/s/:  Benjamin C. Croxton

Benjamin C. Croxton,

Chief Executive Officer

DATED: September 21, 2009.

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